EXHIBIT  32.2


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


            IN CONNECTION WITH THE ANNUAL REPORT OF MOUNTAIN OIL, INC. (THE "COMPANY") ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, LYNN STATFORD HEREBY CERTIFIES, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION  906  OF  THE  SARBANES  -  OXLEY  ACT  OF 2002, THAT TO THE BEST OF HIS
KNOWLEDGE:

1.              THE  ANNUAL  REPORT  FULLY  COMPLIES  WITH  THE  REQUIREMENTS OF
SECTION  13(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934;  AND

2. THE INFORMATION CONTAINED IN THE ANNUAL REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.


MARCH  18,  2004                                /S/  LYNN  STRATFORD
------------------                                   ----------------
    (DATE)                                           LYNN  STRATFORD
               CHIEF FINANCIAL OFFICER (PRINCIPAL  FINANCIAL  OFFICER)

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